Loans Receivable, Net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Loans receivable:
Total loans receivable	¥ 191,986	$ 27,454	¥ 243,167
Allowance for credit losses	(79,570)	(11,379)	(74,059)
Loans receivable, net	112,416	16,075	169,108
Within credit term
Loans receivable:
Loans receivable	12,937	1,850	41,423
Past due
Loans receivable:
Loans receivable	¥ 179,049	$ 25,604	¥ 201,744